American Realty Capital Properties, Inc. (NASDAQ: ARCP) Company Overview / Earnings Release August 2012

American Realty Capital Properties, Inc. Introductory Notes The data and other information described in these slides are of the date of the slides or an earlier date as indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This presentation contains certain statements that are the Company's and Management's hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. The Company's actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we've made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company's filings with the Securities and Exchange Commission (the "SEC") including, but not limited to, the Company's report on Form 10-K, the Company's Quarterly Report on Form 10-Q filed with the SEC, as well as Company press releases.

American Realty Capital Properties, Inc. Investment Strategy .Net leases with: -"Medium-Term" duration (3 to 8 years) -Below-market "vintage" rents -Contractual rent growth .Purchase freestanding, single-tenant properties at "Main & Main" or in strategic locations .Diversify portfolio by: -Tenant -Industry -Geography .Target investment-grade tenants and other credit-worthy tenants .Buy real estate at or below replacement cost

Significant asset appreciation potential, compelling initial yields and limited buying pressure provide ARCP investors distributions paid monthly with income growth opportunities. American Realty Capital Properties, Inc. Company Highlights .Single tenant, net lease real estate investment company focused on credit-rated tenants and medium-term remaining leases .High quality portfolio comprised of over 2 million square feet1 -100% occupied -99% investment-grade rated2 -7.2 years average remaining primarily lease term -Minimal near-term lease expirations ..Substantial portfolio growth since September 2011 IPO1 -90% increase in assets -111% increase in revenue -168% increase in square feet .Monthly dividend of $0.890 per share, annualized (raised $0.015 since IPO)

1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. 2 Includes properties leased to Home Depot USA, Inc. and Bimbo Bakeries USA, Inc. Each of these tenants are unrated, wholly owned subsidiaries of The Home Depot, Inc. and Grupo Bimbo SAB de CV, respectively, which are investment grade rated companies. For purposes of this presentation, we have attributed the rating of each parent company to its wholly owned subsidiary. American Realty Capital Properties, Inc. Portfolio Growth

At IPO Pro Forma Portfolio1 % Increase Net Operating Income (NOI) $9 million $19 million 111% Purchase Price $119 million $226 million 90% Square Feet 0.76 million 2.04 million 168% Tenants 3 12 300% Industries 2 10 400% States 10 22 120% % Investment Grade2 (Based on annualized rents) 100% 99% In only ten months, ARCP has more than doubled the size of its portfolio by NOI, square feet, tenants, industries, and states. 1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. 2 Includes properties leased to Home Depot USA, Inc. and Bimbo Bakeries USA, Inc. Each of these tenants are unrated, wholly owned subsidiaries of The Home Depot, Inc. and Grupo Bimbo SAB de CV, respectively, which are investment grade rated companies. For purposes of this presentation, we have attributed the rating of each parent company to its wholly owned subsidiary. American Realty Capital Properties, Inc. Portfolio Overview

Tenant Industry # of Properties Average Rent ($000's) Purchase Price ($000's) Square Feet Current Occupancy Actual Rent/SF Citizens Bank Retail Banking 59 $6,726 $95,241 291,920 100% $23.04 Home Depot Home Maintenance 1 2,258 23,398 465,600 100% 4.85 Dollar General Discount Retail 36 1,607 15,974 311,770 100% 5.15 Walgreens Pharmacy 2 591 6,203 29,534 100% 20.01 Advance Auto Parts Auto Retail 6 457 5,122 42,000 100% 10.88 GSA Government Services 5 2,292 23,125 103,907 100% 22.06 Community Bank Retail Banking 1 36 705 4,410 100% 8.16 John Deere Specialty Retail 1 2,353 26,126 552,960 100% 4.26 FedEx Freight 6 1,099 12,207 92,935 100% 11.83 Mrs. Bairds Consumer Goods 1 631 6,213 75,050 100% 8.41 Tractor Supply Specialty Retail 1 183 1,921 38,507 100% 4.75 Subtotal / Average 119 $18,233 $216,235 2,008,593 100% $9.08 Reckitt Benckiser Consumer Goods 1 $971 $10,000 32,000 100% $30.34 Subtotal / Average 1 $971 $10,000 32,000 100% $30.34 Pro Forma Total / Average 120 $19,204 $226,235 2,040,593 100% $9.41 Owned: Under Contract(1): 1 As reported in our Current Report on Form 8-K filed on June 22, 2012. American Realty Capital Properties, Inc. Portfolio and Earnings Growth

American Realty Capital Properties Announces Second Quarter 2012 and Mid-Year Operating Results, Raises 2012 Guidance by $0.09 Per Share or 8.5% , and Initiates 2013 Preliminary Guidance ARCP continues to demonstrate the ability to grow earnings. American Realty Capital Properties, Inc. Portfolio Transformation .ARCP has significantly diversified its tenant concentration. .Citizens Bank's concentration has decreased from 75% to 35% of rents. .Since IPO, nine new credit tenants have been added to the portfolio. Tenant Concentration - At IPO (% of Average Annual Rent) Tenant Concentration - Pro Forma Portfolio(1) (% of Average Annual Rent) 74.6% 0.4% 25.0% Citizens Bank Community Bank Home Depot

35.0% 11.8% 2.4% 8.3% 3.1% 11.8% 12.3% 5.7% 0.2% 1.0% 3.3% 5.1% Citizens Bank Home Depot Advanced Auto Dollar General Walgreens GSA John Deere FedEx Community Bank Tractor Supply Mrs. Baird's Reckitt Benckiser 1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. American Realty Capital Properties, Inc. Portfolio Transformation .ARCP has further diversified the portfolio by adding eight new industries. .Retail Banking concentration has decreased from 75% to 35% of annual total rent. .ARCP's portfolio rent is currently derived from 100% credit tenants. 75.0% 25.0% Retail Banking Home Repair Industry Concentration - At IPO (% of Average Annual Rent) Industry Concentration - Pro Forma Portfolio(1) (% of Average Annual Rent)

35.2% 11.8% 2.4% 8.3% 3.1% 11.9% 13.2% 5.7% 3.3% 5.1% Retail Banking Home Maintenance Auto Retail Discount Retail Pharmacy Government Services Specialty Retail Freight Consumer Goods Consumer Products 1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. American Realty Capital Properties, Inc. Tenant Credit Ratings Tenant Credit Rating Investment Grade Pre-Offering Average Rent (%) Post-Offering Average Rent (%) Citizens Bank S&P: A Yes 59% 35% John Deere S&P: A Yes 12% Home Depot(2) S&P: A- Yes 20% 12% GSA S&P: AA+ Yes 4% 12% Dollar General S&P: BBB- Yes 8% 8% FedEx S&P: BBB Yes 6% Reckitt Benckiser(1) S&P: A+ Yes 5% Mrs. Baird's(2) S&P: BBB Yes 3% Walgreens S&P: A Yes 5% 3% Advanced Auto S&P: BBB- Yes 4% 3% Tractor Supply NR 1% Community Bank S&P: A Yes 11

99% of Rents Derived From Investment Grade Tenants (As Measured by Annualized Rents) 1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. 2 Includes properties leased to Home Depot USA, Inc. and Bimbo Bakeries USA, Inc. Each of these tenants are unrated, wholly owned subsidiaries of The Home Depot, Inc. and Grupo Bimbo SAB de CV, respectively, which are investment grade rated companies. For purposes of this presentation, we have attributed the rating of each parent company to its wholly owned subsidiary. American Realty Capital Properties, Inc. Lease Maturity (By Average Annualized Rent)

0.5% 3.5% 2.9% $- $1,000 $2,000 $3,000 $4,000 2012 2013 2014 2015 2016 Average Annualized Rent Year LEASE MATURITY By Average Annualized Rent ($000's) (2012-2016) Limited Near-Term Lease Rollover American Realty Capital Properties, Inc. Overview(1) Portfolio Map Pro Forma Portfolio Overview(1) 99% investment grade tenants(2) 100% occupancy High quality portfolio diversified by tenant, industry, property type and geography Number of Properties 120 Total Square Feet 2.0 million Occupancy 100% Avg. Remaining Primary Lease Term 7.2 years % Investment Grade (By Annualized Rent) (2) 99% Number of Tenants

States 22 Annualized Rent $19 million M:\Artwork\JohnDeere.png http://fastlines.net/images/fedex-logo-470.jpg 12 Portfolio Highlights Pro Forma M:\Artwork\Mrs. Baird's.jpg M:\Artwork\TractorSupplyCompany_Logo.png RB-Logo.png 1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. 2 Includes properties leased to Home Depot USA, Inc. and Bimbo Bakeries USA, Inc. Each of these tenants are unrated, wholly owned subsidiaries of The Home Depot, Inc. and Grupo Bimbo SAB de CV, respectively, which are investment grade rated companies. For purposes of this presentation, we have attributed the rating of each parent company to its wholly owned subsidiary. American Realty Capital Properties, Inc. Debt Maturities Mortgage Financing1 Balance (000's) Maturity Interest Rate Citizens Bank Portfolio $11,940 2016 3.75% Home Depot 13,850 2015 5.25% Advance Auto & Dollar General 4,470 2016 4.89% Total / Weighted Average $30,260 4.60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2012 2013 2014 2015 2016 Debt Year Debt Maturities ($000's) 1 Excludes revolving line of credit.

American Realty Capital Properties, Inc. .Externally managed by ARC Properties Advisors, LLC (an affiliate of American Realty Capital) .Fully-staffed professional management team .Total management fee limited to 50 bps on average adjusted book value .Management fee subordinated to full coverage of shareholder distributions from FFO, as adjusted .Incentive compensation performance-based Management Agreement

American Realty Capital Properties, Inc. Executive Management / Full-Integrated Services Platform ARC Advisory Services Group Operations IT Marketing Accounting Legal Human Resources Originations Due Diligence Investment Banking Investor Relations Financing

Brian S. Block Chief Financial Officer 090925 142.jpg 090925 274.jpg Nicholas S. Schorsch Chairman & CEO Michael Weil President & COO Peter M. Budko Chief Investment Officer 091006 033.jpg Andrew Winer Senior VP, Debt Capital Markets American Realty Capital Properties, Inc. .Ownership: Insiders own over 20% of the Company .Fully-integrated services platform: 95 professionals and support personnel provide all critical real estate and investment functions -Acquisition, asset management, operations, leasing and capital markets -Accounting, reporting, risk management, legal, investor relations .Deep net lease experience and expertise -$8 billion invested in net lease properties -Net lease investments in all major industry sectors .Long-standing relationships with key industry participants -Corporate Tenants -Financial Institutions -Developers -Advisors and Intermediaries Management Team

American Realty Capital Properties, Inc. External vs. Internal G&A Comparison for ARCP Property Type G&A/GAV Prison 2.7% Diversified 2.4% Outlet Center 1.7% Health Care 1.4% Specialty 1.2% Shopping Center 1.2% Cineplex Theater 1.0% Industrial 0.9% Manufactured home 0.9% Single-Tenant 0.9% Self-Storage 0.8% Office 0.7% Student Housing 0.6% Regional Mall 0.5% REITs 1.0% ARCP's G&A is less than half of the industry average.

Source: SNL Financial as Q1 2012 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Prison Diversified Outlet Center Health Care Specialty Shopping Center Cineplex Theater REITs Industrial Manufactured home Single-Tenant Self-Storage Office Student Housing Regional Mall Multi-family G&A as % of Gross Asset Value ARCP (3bp) (50bp) American Realty Capital Properties, Inc. Company Highlights .Annualized distributions of $0.890 per share, paid monthly, increased three times since IPO .90% growth in size of investment portfolio since IPO1 .Increased portfolio diversification by tenant, industry and geography .Accretive acquisitions of high quality assets .99% investment grade by annualized rent2 .Strong cash flows .Asset appreciation potential .Low operating cost structure .Experienced management team

1 Includes all properties owned as of the date of this presentation, plus one property leased to Reckitt Benckiser, which is under contract and expected to close in August. 2 Includes properties leased to Home Depot USA, Inc. and Bimbo Bakeries USA, Inc. Each of these tenants are unrated, wholly owned subsidiaries of The Home Depot, Inc. and Grupo Bimbo SAB de CV, respectively, which are investment grade rated companies. For purposes of this presentation, we have attributed the rating of each parent company to its wholly owned subsidiary. American Realty Capital Properties, Inc. (NASDAQ: ARCP) Brian S. Block T: (212) 415-6512 M: (215) 906-9122 bblock@arlcap.com Anthony J. DeFazio DeFazio Communications, LLC T: (484) 532-7783 M: (484) 410-1354 tony@defaziocommunications.com Press Inquiries: Investor Questions: Company Contacts